                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 2, 1998

                          THE SPORTS CLUB COMPANY, INC.


          Delaware                       1-13290                95-4479735
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Indentification No.)

   11100 Santa Monica Boulevard, Suite 300
           Los Angeles, California                                 90025
   (address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable







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                          Index of Exhibits on Page 3.
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ITEM 5.        OTHER EVENTS.

        On January 20, 1998, Registrant announced it has terminated negotiations regarding the acquisition of the Los Caballeros Racquet & Sports Club located in Fountain Valley, California in a Press Release attached as an exhibit hereto.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements of business acquired. Not applicable

        (b)    Pro Forma Financial Information            None

        (c)    Exhibits                                   Press Release
                                                          dated January 20, 1998



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                        THE SPORTS CLUB COMPANY, INC.



                                        By:    /s/ Timothy O'Brien
                                             -----------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer

                                February 2, 1998














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                                  EXHIBIT INDEX
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ITEM                           DESCRIPTION                                 PAGE
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7(c)(1)          Press Release dated January 20, 1998                         4
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